                                                                EXHIBIT   10.23

                             FOURTH AMENDMENT TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 12th day of September, 1997, by and among BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAM"), BALDWIN TECHNOLOGY LIMITED, a Bermuda corporation ("BTL"), BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation ("Baldwin"), NATIONSBANK, N.A., a national banking association (formerly known as NationsBank of North Carolina, National Association), as Agent (the "Agent") for the lenders (the "Lenders") party to the Credit Agreement (defined below), NATIONSBANK, N.A., as Lender ("NationsBank"), and BANK OF BOSTON CONNECTICUT, as Lender ("Bank of Boston").

                              W I T N E S S E T H:

         WHEREAS, BAM, BTL, Baldwin, the Lenders and the Agent have entered into that certain Amended and Restated Revolving Credit Agreement dated as of December 31, 1995 (as amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain revolving credit loans to BAM and BTL as Borrowers; and

         WHEREAS, the parties hereto desire further to amend the Credit Agreement in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Definitions. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified or supplemented from time to time as permitted thereby. Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

         2. Amendments. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) The definition of "Applicable Margin" is hereby deleted in its entirety and the following is inserted in replacement thereof:

                           "Applicable Margin" means (a) initially, 1.50% and
                  (b) commencing on February 15, 1997, the margin set forth below opposite the applicable Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio with respect to the LIBOR
                  Loans:

                  Consolidated Indebtedness for              Applicable
                  Money Borrowed/Cash Flow Ratio               Margin
                  ------------------------------             ----------
                    Less than 2.00 to 1.00                     1.00%

                           Less than or equal to                  1.25%
                           2.50 to 1.00 and greater
                           than or equal to 2.00
                           to 1.00

                           Less than or equal to                  1.50%
                           3.00 to 1.00 and greater
                           than 2.50 to 1.00

                           Less than or equal to                  1.75%
                           3.50 to 1.00 and greater
                           than 3.00 to 1.00

                           Greater than 3.50 to 1.00              2.00%

                  provided, however, that the Applicable Margin shall be adjusted on each Rate Change Date from and after February 15, 1997, based upon the Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio for the period comprised of the four consecutive Fiscal Quarters ended on the immediately preceding Calculation Date, to be the margin set out above opposite the applicable Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio. Such change in the Applicable Margin shall be applicable to all LIBOR Loans extended, renewed, continued or converted on or after such Rate Change Date. If Consolidated Cash Flow shall be equal to or less than zero for any period of calculation of the Consolidated Indebtedness for Money Borrowed/Cash Flow Ratio, the Applicable Margin shall be the highest percentage set forth above for such period.

                  (b) The definition of "Consolidated Net Income" is hereby amended by inserting the following proviso at the end:

                           ; provided, however, that for all purposes hereunder
                  other than Section 8.1(a) and Section 8.2, the calculation of Consolidated Net Income for any four-quarter period which includes the Fiscal Quarter ended December 31, 1996, shall exclude the effect of the charge in the amount of $46,036,000 relating to the Misomex operations of Baldwin incurred in the Fiscal Quarter ended December 31, 1996;

                  (c) Section 4.2 of the Credit Agreement is hereby amended by deleting the last paragraph thereof in its entirety, without replacement.

                  (d) Section 8.1(c) of the Credit Agreement is hereby amended by deleting the last paragraph thereof in its entirety, without replacement.

                  (e) Section 8.1(d) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

                  (d) Fixed Charge Ratio. Permit the Consolidated Fixed Charge Ratio for the period indicated below to be less than the ratio set forth below opposite such period below:

                                                               Required Consolidated
                           Period                               Fixed Charge Ratio
                           ------                               ------------------
                  The period of four                               2.50 to 1.00
                           consecutive Fiscal
                           Quarters ended
                           December 31, 1995

                  The period of four                               2.25 to 1.00
                           consecutive Fiscal
                           Quarters ended
                           March 31, 1996

                  The period of four                               2.50 to 1.00
                           consecutive Fiscal
                           Quarters ended
                           June 30, 1996

                  Each period of four                              2.25 to 1.00
                           consecutive Fiscal
                           Quarters ended
                           September 30, 1996 and
                           December 31, 1996

                  Each period of four                              2.25 to 1.00
                           consecutive Fiscal
                           Quarters ended
                           March 31, 1997
                           June 30, 1997, and
                           September 30, 1997

                  The period of four                               1.15 to 1.00
                           consecutive Fiscal
                           Quarters ended
                           December 31, 1997

                  The period of four                               1.30 to 1.00
                           consecutive Fiscal
                           Quarters ended
                           March 31, 1998

                  The period of four                               1.45 to 1.00
                           consecutive Fiscal
                           Quarters ended
                           June 30, 1998,
                           September 30, 1998 and
                           December 31, 1998

                           The foregoing notwithstanding, if at any time after
                  December 31, 1996, any current maturities of Funded Debt related to the Senior Note Documents are prepaid, extended or altered in any respect such that they no longer qualify or are no longer categorized, as current maturities of Funded Debt, then the required minimum Consolidated Fixed Charge Ratio shall thereafter be 3.50 to 1.00, provided that if all current maturities with respect to the Senior Note Documents subsequently qualify, and are categorized, as current maturities of Funded Debt, then the required minimum Consolidated Fixed Charge Ratio shall revert to the levels set forth in the preceding columns.

                  (e) Exhibit J to the Credit Agreement is hereby deleted in its entirety and a new Exhibit J is added in replacement thereof in the form attached hereto as Exhibit A.

         3. Guarantors. Each Guarantor has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendments to the Credit Agreement and (ii) confirming its guarantee of payment of all the Obligations.

         4. Representations and Warranties. Baldwin and each Borrower hereby certifies that:

                  (a) The representations and warranties made by Baldwin or any Borrower in Article VI of the Credit Agreement are true on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

                  (b) There has been no material change in the condition, financial or otherwise, of Baldwin, any Borrower or any of their respective Subsidiaries since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under
         Section 7.1 of the Credit Agreement;

                  (c) The business and properties of Baldwin, any Borrower or any of their respective Subsidiaries are not, and since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under Section 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of Baldwin or any Borrower under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         5. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

         6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         7. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           BORROWERS:

                                           BALDWIN AMERICAS CORPORATION


                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------

                                           BALDWIN TECHNOLOGY LIMITED

                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------


                                           AGENT:

                                           NATIONSBANK, N.A., as Agent for the
                                           Lenders


                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------


                                           LENDERS:

                                           NATIONSBANK, N.A., as Lender


                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------

                                           BANK OF BOSTON CONNECTICUT,
                                                    as Lender


                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------




                                           GUARANTORS:

                                           BALDWIN TECHNOLOGY COMPANY, INC.

                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------


                                           BALDWIN EUROPE CONSOLIDATED, INC.

                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------


                                           BALDWIN ASIA PACIFIC CORPORATION

                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------


                                           BALDWIN TECHNOLOGY CORPORATION

                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------


                                           KANSA CORPORATION

                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------

                                           BALDWIN GRAPHIC SYSTEMS, INC.

                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------


                                           ENKEL CORPORATION

                                           By:
                                                  -----------------------------
                                           Name:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------

                                    Exhibit A
                               to Fourth Amendment


                                    EXHIBIT J

1.       Determination of Applicable Margin

                  (a)      Consolidated Indebtedness
                           for Money Borrowed
                           (i)      Consolidated Funded Debt   $_____________
                           (ii)     Current Debt for Loans     $_____________
                           (iii)    Current Portion of
                                    Capital Leases             $_____________
                           (iv)     Total                      $_____________

                  (b)      Consolidated Cash Flow              $_____________

                  (c)      (a) divided by (b) =                _______ to 1.00

                  (d)      Applicable Margin based on          _______%
                           table in definition

2.       Determination of Applicable Unused Fee Rate

                  (a)      Consolidated Indebtedness
                           for Money Borrowed
                           (i)      Consolidated Funded Debt   $_____________
                           (ii)     Current Debt for Loans     $_____________
                           (iii)    Current Portion of         $_____________
                                    Capital Leases
                           (iv)     Total                      $_____________

                  (b)      Consolidated Cash Flow              $_____________

                  (c)      (a) divided by (b) =                _______ to 1.00

                  (d)      Applicable Unused Fee Rate
                           based on table in definition        _______%